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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2008


                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                       0-26015                 95-4627253
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(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
     of incorporation)                                    Identification No.)



                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 8.01.  Other Events.

As previously disclosed, we received a notice from The NASDAQ Stock Market on March 31, 2008 that our common stock had not maintained a minimum bid price of $1.00 per share over the previous 30 consecutive business days as required for continued listing under NASDAQ Marketplace Rule 4310(c)(4).

On May 21, 2008, we received a letter from The NASDAQ Stock Market informing us that we are now in compliance with NASDAQ Marketplace Rule 4310(c)(4) because the closing bid price of our common stock has been at $1.00 per share or greater for at least 10 consecutive business days.

A copy of our press release announcing the foregoing is being filed with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibit:

         99.1     Press Release dated May 21, 2008.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              YOUBET.COM, INC.

Dated: May 21, 2008           By: /s/ James A. Burk
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                                 James A. Burk
                                 Chief Financial Officer



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                                                                    Exhibit 99.1


[Youbet Logo]

For Immediate Release


              YOUBET.COM NOTIFIED BY NASDAQ OF REGAINED COMPLIANCE


Woodland Hills, CA, May 21, 2008 - Youbet.com, Inc. (NASDAQ: UBET) today announced that it has received notice from The NASDAQ Stock Market that the closing bid price of Youbet's common stock has been at $1.00 per share or greater for 10 consecutive business days and, therefore, Youbet has regained compliance with NASDAQ Marketplace Rule 4310(c)(4). In the notice letter, NASDAQ advised the company that the matter is now closed.

"We are pleased to have put this matter behind us as we continue to focus on growing our core businesses, reduce our cost structure, and build shareholder value," said Chairman and Chief Executive Officer Michael Brodsky.


About Youbet.com, Inc.

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's stock performance in future periods to be materially different from any future performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. Risks, uncertainties and other factors that could materially affect Youbet's stock price include our ability to successfully manage expenses and execute on revenue enhancements and wagering ceasing to be legal in jurisdictions where we currently operate, and the limitation, conditioning or suspension of any of our licenses. Other risks are discussed in Youbet's Form 10-K for the year ended December 31, 2007, and in Youbet's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


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CONTACT:

Youbet.com, Inc.                                Integrated Corporate Relations
Jim Burk, CFO                                   William Schmitt (Investors)
818.668.2100                                    203.682.8200